EXHIBIT 10.21

                      WGIR RADIO (MANCHESTER, NH) CONTRACT


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                       RADIO STATION BROADCAST AGREEMENT

This serves as an agreement between OSM, Inc., aka Garden Guys and WGJR, WGIN, WGIP Network.

OSM, Inc. agrees to purchase Saturday Mornings from 7a-9a at S700 per 2 hours, for 52 weeks at $36.400 for one year. The commitment is as follows:

OSM, Inc. will purchase 52 weeks of programming on WGIR, WGIN, WGIP Network with a fee of $700 per (2) hours of programming every Saturday 7a-9a. The total investment for 52 weeks being $36,400, with payments received on the 1" of every month with that month's investment on WGIR, WGIN, WGIP Network.

Payments must be sent to:
Clear Channel Broadcasting
P.O. Box 406080
Atlanta, GA
30384
                             Net investment: $36,400
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Agreed to and approved: /s/ Samuel FH Jeffries                        11/19/07
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                        CEO, OSM, Inc. aka Garden Guys                  Date

Agreed to and approved: /s/ Joe Graham                                11/27/07
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                        MM Clear Channel Radio-Manchester               Date